UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2010
MINDSPEED TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31650	01-0616769

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 MacArthur Boulevard, East Tower Newport Beach, California	92660-3095

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 579-3000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Board of Directors (the “Board”) of Mindspeed Technologies, Inc. (the “Company”) previously approved, subject to stockholder approval, an amended and restated Mindspeed Technologies, Inc. Directors Stock Plan (the “Directors Stock Plan”), which, among other things, increases the number of shares of the Company’s common stock reserved for issuance under the Directors Stock Plan from 288,000 shares to 438,000 shares and places limits on the number of shares which may be used for grants of restricted stock and restricted stock units from and after March 10, 2010. At the Company’s annual meeting of stockholders held on March 10, 2010 (the “Annual Meeting”), the Company’s stockholders approved the amended and restated Directors Stock Plan.
The foregoing description of the amendments to the Directors Stock Plan is only a summary and is qualified in its entirety by the full text of the Directors Stock Plan, as amended and restated, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
The Board previously approved, subject to stockholder approval, the Mindspeed Technologies, Inc. Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”), which, among other things reserves 500,000 shares for issuance under such plan, and provides eligible employees with the opportunity to purchase shares of the Company’s common stock through payroll deductions at a discount from the then current market price. At the Annual Meeting, the Company’s stockholders approved the Employee Stock Purchase Plan.
The foregoing description of the Employee Stock Purchase Plan is only a summary and is qualified in its entirety by the full text of the Employee Stock Purchase Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
On March 10, 2010 (the “Grant Date”), the Compensation and Management Development Committee of the Board (the “Committee”) granted awards of unrestricted stock (the “Stock Awards”) to certain executive officers of the Company, with vesting subject to satisfaction of specific performance conditions. The Stock Awards begin to vest on the date (the “Vesting Trigger Date”) when the average of the closing price of the Company’s common stock over a consecutive 20-day trading period reaches certain minimum amounts (the “Vesting Trigger Price”). On the Vesting Trigger Date, 8.33% of the shares of common stock underlying the Stock Awards will vest for each completed three (3) month period from the Grant Date to the Vesting Trigger Date. An additional 8.33% of the shares of common stock underlying the Stock Awards will vest on each three (3) month anniversary date of the Vesting Trigger Date. If the Vesting Trigger Price is not achieved prior to the three (3) year anniversary date of the Grant Date, the Stock Awards will be forfeited. The number of shares of common stock underlying the Stock Awards and their respective Vesting Trigger Prices are set forth in the table below.

	Number of Shares of Common Stock
Executive Officer	Underlying the Stock Awards	Vesting Trigger Price
Raouf Y. Halim, Chief Executive Officer	75,000	$10.49
	75,000	$12.59
Thomas J. Medrek, Senior Vice President, Multiservice Access	15,000	$10.49
	15,000	$12.59
Gerald J. Hamilton, Senior Vice President, Worldwide Sales	5,000	$10.49
	5,000	$12.59
On the Grant Date, the Committee also granted awards of restricted stock (the “Restricted Stock Awards,” and together with the Stock Awards, the “Awards”) to Messrs. Halim, Medrek and Hamilton in the amounts of 150,000, 30,000 and 10,000 shares of restricted stock, respectively, pursuant to the Mindspeed Technologies, Inc. 2003 Long-Term Incentives Plan (the “Plan”). The Restricted Stock Awards vest in the amount of 8.33% of each Restricted Stock Award each three month anniversary of the Grant Date.
The Committee granted the Awards to Mr. Halim based on its assessment of the competitiveness of his current equity compensation value and his performance with regard to the Company’s financial performance, quality of the Company’s revenue and his strategic positioning of the Company, and to incentivize continuing business performance improvement. The Committee granted the Awards to Mr. Medrek based on its assessment of the competitiveness of his current equity compensation value and his performance with regard to the development and growth of the Company’s Multiservice Access business unit, and to incentivize continuing business performance improvement. The Committee granted the Awards to Mr. Hamilton based on its assessment of the competitiveness of his current equity compensation value and his performance with regard to the development of the Company’s globally diverse customer engagements.

The Stock Awards were made pursuant to the Plan, the Unrestricted Stock Terms and Conditions under the Plan, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference, and the Form of Unrestricted Stock Award, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 29, 2010.
The results are as follows:
Proposal 1: Election of one director for a term of three (3) years:

	FOR	WITHHELD	BROKER NON-VOTES
Jerre L. Stead	10,572,817	4,479,827	7,599,504
Mr. Stead was elected.
Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2010:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
22,525,163	75,916	51,069	N/A
The foregoing proposal was approved.
Proposal 3: Approval of an amended and restated Directors Stock Plan (as discussed above):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,468,778	3,534,993	48,873	7,599,504
The foregoing proposal was approved.
Proposal 4: Approval of an Employee Stock Purchase Plan (as discussed above):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,578,451	429,836	44,357	7,599,504
The foregoing proposal was approved.
Item 8.01 Other Events.
On March 10, 2010, the Committee approved an amendment to the terms of options to acquire an aggregate of 166,455 shares of the Company’s common stock held by the Company’s Chairman of the Board, Dwight W. Decker. The stock options were derived from stock options granted to Mr. Decker by Conexant Systems, Inc. (“Conexant”), the former parent company of the Company, during his employment with Conexant prior to the distribution of all shares of the Company’s common stock to Conexant’s stockholders on June 27, 2003 and were scheduled to expire on March 31, 2010. In recognition of Mr. Decker’s past and continuing contributions to the Company’s business, the Committee extended the exercisability period of these stock options until the earlier of: (i) 90 days following the resignation, retirement or removal of Mr. Decker from the Board; and (ii) the expiration date set forth in the table below for each respective stock option.

	Number of	Exercise
Grant Date	Stock Options	Price	Expiration Date
10/27/2000	7,149	$22.0295	10/27/2010

3/30/2001	33,352	$9.001	3/30/2011

3/30/2001	800	$9.001	3/29/2010

4/3/2002	64	$11.793	4/2/2012

4/3/2002	35,697	$11.793	4/3/2012

4/3/2002	35,762	$11.793	4/3/2012

4/3/2002	17,881	$11.793	4/3/2012

11/4/2002	13,466	$4.848	11/3/2012

11/4/2002	22,284	$4.848	11/4/2010

Except for the amendments to the exercisability period of the stock options, the stock options will continue to be governed by their original terms and conditions.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

10.1	Mindspeed Technologies, Inc. Directors Stock Plan, as amended and restated.

10.2	Mindspeed Technologies, Inc. Employee Stock Purchase Plan.

10.3	Unrestricted Stock Terms and Conditions under the Mindspeed Technologies, Inc. 2003 Long-Term Incentives Plan.

10.4	Form of Unrestricted Stock Award under the Mindspeed Technologies, Inc. 2003 Long-Term Incentives Plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.
Date: March 12, 2010	By:	/s/ Bret W. Johnsen
Bret W. Johnsen
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

10.1	Mindspeed Technologies, Inc. Directors Stock Plan, as amended and restated.

10.2	Mindspeed Technologies, Inc. Employee Stock Purchase Plan.

10.3	Unrestricted Stock Terms and Conditions under the Mindspeed Technologies, Inc. 2003 Long-Term Incentives Plan.

10.4	Form of Unrestricted Stock Award under the Mindspeed Technologies, Inc. 2003 Long-Term Incentives Plan.